Exhibit 10.1.2
ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Agreement”) is made and entered into as of April 8, 2025 by and between:
1.Fortissimo Capital Fund VI, L.P., an exempted limited partnership organized under the laws of the Cayman Islands (the “Assignor”); and
2.FF6-SSYS, Limited Partnership, an Israeli limited partnership organized under the laws of the State of Israel (the “Assignee”).

The above parties shall be referred to hereinafter, each, as a “Party” and together, the “Parties”.

WHEREAS:
(A)The Assignor, as “Purchaser”, together with Stratasys Ltd., as the “Company”, have entered into a Securities Purchase Agreement, dated February 2, 2025 (the “SPA”), in the form attached hereto as Exhibit A; and
(B)The Assignee is an Affiliate of the Assignor; and
(C)The Assignor wishes to assign to the Assignee, and the Assignee wishes to be assigned with and assume all of the Assignor’s rights, interest, benefits and obligations as the “Purchaser” pursuant to the SPA and all other agreements, amendments and ancillary documents related thereto and in accordance with terms of Section 7.7 of the SPA (the “Assignment”).
NOW THEREFORE, the Parties hereby agree, undertake and covenant as follows:
1.The preamble to this Agreement constitutes an integral part hereof. Capitalized terms used herein, but not otherwise defined in this Agreement, shall have the meaning ascribed to them in the SPA.
2.The Assignor hereby assigns to the Assignee and the Assignee hereby agrees to be assigned with and to assume, all of the Assignor’s rights, interest, benefits and obligations pursuant to: (i) the SPA, and (ii) all other agreements, amendments and documents ancillary to the SPA, to which the Assignor is a party or in respect of which it has rights or obligations (collectively, the “Assigned Documents”).
3.In order to give full force and effect to the above assignment of the Assigned Documents, it is agreed and clarified that the Assignee shall be regarded as the “Purchaser” for all purposes i the Assigned Documents, as if it had originally entered into the Assigned Documents as “Purchaser” or as if it had rights or obligations in respect of them as “Purchaser”, as applicable.
4.Miscellaneous
a.Nothing in this Agreement shall create or confer upon any person or entity, other than the Parties, any rights, remedies, obligations or liabilities, with the exception of the legal successors and permitted assigns of the Parties, except that this Agreement shall also be deemed to be made to the benefit of the other parties to the SPA and their respective legal successors and permitted assigns.

b.This Agreement shall be binding on and inure to the benefit of the Parties hereto, their successors-in-interest and their assigns.
a.Each Party acknowledges that this Agreement constitutes the entire agreement between the Parties with respect to the assignment of the Assigned Documents.
c.No Party can alter or modify this Agreement except by an instrument in writing executed by the Assignor, Assignee and the Company. Any waiver of rights under this Agreement must also be in writing and signed by the waiving Party.
d.This Agreement may be executed in counterparts, each of which shall be an original but all of which taken together shall constitute the same instrument. Counterparts delivered by email in .pdf format shall be deemed an original for all purposes.
e.This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, disregarding its conflict of laws rules. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent Court located in Tel Aviv-Jaffa, Israel and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of such court.

[Signature page to follow]

IN WITNESS WHEREOF, this Agreement has been duly executed on the date hereinabove set forth.

ASSIGNOR                         ASSIGNEE

FORTISSIMO CAPITAL FUND VI, L.P.
BY: FORTISSIMO CAPITAL VI GP, L.P.
ITS GENERAL PARTNER

BY: FORTISSIMO CAPITAL 6 MANAGEMENT (G.P.) LTD.
ITS GENERAL PARTNER

By: /s/ Yuval Cohen
Name: Yuval Cohen
Title: Director
FF6-SSYS, LIMITED PARTNERSHIP BY: FORTISSIMO CAPITAL 6 MANAGEMENT (G.P.) LTD. ITS GENERAL PARTNER By: /s/ Yuval Cohen Name: Yuval Cohen Title: Director

[Signature page to the Assignment Agreement]

The undersigned, Stratasys Ltd., hereby acknowledges the Assignment and the terms of this Agreement:

Company:

Stratasys Ltd. By: /s/ Eitan Zamir Name: Eitan Zamir Title: Chief Financial Officer

[Signature page to the Assignment Agreement]

Exhibit A
SPA
[attached]